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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT
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Board of Directors
ProCyte Corporation
Redmond, Washington

We consent to the incorporation by reference in Registration Statements Nos. 333-64339. 33-59983, 33-48809, and 33-40565 on Form S-8 and Registration
Statement No. 333-52073 on Form S-3 of ProCyte Corporation of our report dated February 15, 1999, included in this Annual Report on Form 10-K of ProCyte Corporation for the year ended December 31, 1998.



 /s/ Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP

Seattle, Washington
February 24, 1999